LOAN AGREEMENT

between

EDI Exploration Drilling International Holding GmbH
represented by the Managing director
Günter Thiemann
Goethestrasse 59, 45721 Haltern am See

     - in the following referred to as lender -

and

EDI Exploration Drilling International GmbH
represented by the Managing director
Rainer Rotthäuser
Goethestrasse 59, 45721 Haltern am See

- in the following referred to as borrower -

§ 1 Granting of loan

(1)	The lender grants the borrower a loan in the amount of
Euro 3.400,00
(in words: Euro three thousand four hundred)

(2)	The loan will be paid out by transfer into the borrower’s account at the Volksbank
Haltern eG,
branch code 426 613 30, account 199 188 900.

§ 2 Interest, term and repayment of loan

(1)	The annual interest payable on the loan shall be 6.0%.

(2)	The term of the loan shall be 12 months, ending on 03/11/2007.

(3)	The loan shall be repaid on 03/11/2007 by transfer into the lender’s account.

§ 3 Early repayment

The borrower is entitled to repay the loan including accumulated interest in one lump sum at any time, including before the end of the term of the loan. A prepayment penalty shall not be due.

§ 4 Extraordinary right of cancellation

The lender is entitled to recall the loan effective immediately, if the borrowers’ financial circumstances deteriorate considerably, thus putting the claim of repayment at risk.

§ 5 Securities

The borrower irrevocably transfers all of his claims as managing director or shareholder (salary claims, profit distributions, new shares issued, profit and loss transfers, liquidation proceeds, etc.) to the lender.

§ 6 Supplementary agreements, amendments, severability, executed copies

(1)	There are no supplementary agreements. Amendments, additions as well as deletions of individual provisions of this agreement must be made in writing in order to be effective.

(2)

Should individual provisions of this agreement be invalid, the remainder of the agreement shall not be affected. In this case, the parties to the agreement are required to assume that a replacement provision has been agreed to, which fulfils the economic purpose of the invalid provision as much as possible.

(3)	This contract shall be issued in duplicate. The lender and the borrower shall each receive a copy signed by both parties to the agreement.

Haltern, 28/10/2006

Signature	Signature

EDI Exploration Drilling International Holding GmbH	EDI Exploration Drilling International GmbH
Managing director, Günter Thiemann	Managing director, Rainer Rotthäuser
- Lender -	- Borrower -